OFI Pictet Global Environmental Solutions Fund	Oppenheimer Main Street Fund®/VA
Oppenheimer Capital Appreciation Fund	Oppenheimer Main Street Mid Cap Fund®
Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Small Cap Fund®
Oppenheimer Capital Income Fund	Oppenheimer Main Street Small Cap Fund®/VA
Oppenheimer Conservative Balanced Fund/VA	Oppenheimer Mid Cap Value Fund
Oppenheimer Developing Markets Fund	Oppenheimer Municipal Fund
Oppenheimer Discovery Fund	Oppenheimer Portfolio Series: Active Allocation Fund
Oppenheimer Discovery Mid Cap Growth Fund	Oppenheimer Portfolio Series: Conservative Investor Fund
Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Portfolio Series: Equity Investor Fund
Oppenheimer Dividend Opportunity Fund	Oppenheimer Portfolio Series: Moderate Investor Fund
Oppenheimer Emerging Markets Innovators Fund	Oppenheimer Preferred Securities and Income Fund
Oppenheimer Emerging Markets Local Debt Fund	Oppenheimer Real Estate Fund
Oppenheimer Emerging Markets Revenue ETF	Oppenheimer Rising Dividends Fund
Oppenheimer Emerging Markets Ultra Dividend Revenue ETF	Oppenheimer Rochester® AMT-Free Municipal Fund
Oppenheimer Equity Income Fund	Oppenheimer Rochester® AMT-Free New York Municipal Fund
Oppenheimer ESG Revenue ETF	Oppenheimer Rochester® California Municipal Fund
Oppenheimer Fundamental Alternatives Fund	Oppenheimer Rochester® Fund Municipals
Oppenheimer Global Allocation Fund	Oppenheimer Rochester® High Yield Municipal Fund
Oppenheimer Global ESG Revenue ETF	Oppenheimer Rochester® Limited Term California Municipal Fund
Oppenheimer Global Focus Fund	Oppenheimer Rochester® Limited Term New York Municipal Fund
Oppenheimer Global Fund	Oppenheimer Rochester® New Jersey Municipal Fund
Oppenheimer Global Fund/VA	Oppenheimer Rochester® Pennsylvania Municipal Fund
Oppenheimer Global High Yield Fund	Oppenheimer Rochester® Short Duration High Yield Municipal Fund
Oppenheimer Global Multi-Alternatives Fund/VA	Oppenheimer Russell 1000® Dynamic Multifactor ETF
Oppenheimer Global Multi-Asset Growth Fund	Oppenheimer Russell 1000® Low Volatility Factor ETF
Oppenheimer Global Multi-Asset Income Fund	Oppenheimer Russell 1000® Momentum Factor ETF
Oppenheimer Global Opportunities Fund	Oppenheimer Russell 1000® Quality Factor ETF
Oppenheimer Global Revenue ETF	Oppenheimer Russell 1000® Size Factor ETF
Oppenheimer Global Strategic Income Fund	Oppenheimer Russell 1000® Value Factor ETF
Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Russell 1000® Yield Factor ETF
Oppenheimer Global Unconstrained Bond Fund	Oppenheimer Russell 2000® Dynamic Multifactor ETF
Oppenheimer Gold & Special Minerals Fund	Oppenheimer S&P 500 Revenue ETF
Oppenheimer Government Cash Reserves	Oppenheimer S&P Financials Revenue ETF
Oppenheimer Government Money Fund/VA	Oppenheimer S&P MidCap 400 Revenue ETF
Oppenheimer Government Money Market Fund	Oppenheimer S&P SmallCap 600 Revenue ETF
Oppenheimer Institutional Government Money Market Fund	Oppenheimer S&P Ultra Dividend Revenue ETF
Oppenheimer Senior Floating Rate Fund
Oppenheimer Intermediate Income Fund Oppenheimer Intermediate Term Municipal Fund	Oppenheimer Senior Floating Rate Plus Fund
Oppenheimer International Bond Fund	Oppenheimer Short Term Municipal Fund
Oppenheimer International Diversified Fund	Oppenheimer Small Cap Value Fund
Oppenheimer International Equity Fund	Oppenheimer SteelPath MLP & Energy Infrastructure Fund
Oppenheimer International Growth Fund	Oppenheimer SteelPath MLP Alpha Fund
Oppenheimer International Growth Fund/VA	Oppenheimer SteelPath MLP Alpha Plus Fund
Oppenheimer International Revenue ETF	Oppenheimer SteelPath MLP Income Fund
Oppenheimer International Small-Mid Company Fund	Oppenheimer SteelPath MLP Select 40 Fund
Oppenheimer International Ultra Dividend Revenue ETF	Oppenheimer SteelPath Panoramic Fund
Oppenheimer Limited-Term Bond Fund	Oppenheimer Total Return Bond Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer Total Return Bond Fund/VA
Oppenheimer Macquarie Global Infrastructure Fund	Oppenheimer Ultra-Short Duration Fund
Oppenheimer Main Street All Cap Fund®	Oppenheimer Value Fund
Oppenheimer Main Street Fund®

Supplement dated January 18, 2019 to the Summary Prospectus, Prospectus and Statement of Additional Information

This supplement amends the summary prospectus, prospectus and statement of additional information of the above referenced funds (each, a “Fund” and together, the “Funds”) and is in addition to any other supplement(s) except as indicated immediately below.

This supplement supersedes the supplement dated January 14, 2019 (the “January 14th Supplement”) and is intended to delete entirely the last paragraph of the January 14th Supplement regarding the anticipation that the Funds will close to new investors as soon as practicable following shareholder approval.

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire OppenheimerFunds, Inc. (the “Transaction”). In connection with the Transaction, on January 11, 2019 the Board of Trustees of each trust (each, a “Trust”) governing the Trust’s respective Fund(s) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of each Fund to a corresponding, newly formed fund (each, an “Acquiring Fund,” and collectively the “Acquiring Funds”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the respective Fund as of the close of business on the closing date, and with respect to those Funds that are exchange-traded funds (an “ETF”), shares of the corresponding Acquired Fund (and cash with respect to any fractional shares) of equal value to the value of the respective Fund as of the close of business on the closing date. Although each Acquiring Fund will be managed by either Invesco Advisers, Inc. (for those Acquiring Funds that are not ETFs) or Invesco Capital Management, LLC (for those Acquiring Funds that are ETFs), each Acquiring Fund will, as of the closing date, have the same investment objective (or in the case of the Acquiring Funds that are ETFs, a substantially similar investment objective) and substantially similar principal investment strategies and risks as the corresponding Fund. After each Reorganization, Invesco Advisers, Inc. will be the investment adviser to each Acquiring Fund that is a mutual fund, and Invesco Capital Management, LLC will be the investment adviser to each Acquiring Fund that is an ETF, and each Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. Each Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

Each Reorganization is subject to the approval of shareholders of each Fund. Shareholders of record of each Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Trusts’ Boards of Trustees considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, each Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

You should read this supplement in conjunction with the summary prospectus, prospectus and statement of additional information and retain it for future reference.

January 18, 2019	PS0000.201

Oppenheimer Portfolio Series
Active Allocation Fund
NYSE Ticker Symbols
Class A	OAAAX
Class C	OAACX
Class R	OAANX
Class Y	OAAYX
Summary Prospectus
February 1, 2019

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/PortfolioSeriesActiveAllocationFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.
The Fund’s prospectus and Statement of Additional Information (“SAI”), both dated February 1, 2019, and through page 46 of its most recent Annual Report, dated January 31, 2018, and page 40 of its most recent Seminnual Report, dated July 31, 2018, are incorporated by reference into this Summary Prospectus. You can access the Fund’s prospectus and SAI at https://www.oppenheimerfunds.com/fund/PortfolioSeriesActiveAllocationFund. The Fund’s prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks total return.
Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section “About Your Account” beginning on page 35 of the prospectus, in the appendix to the prospectus titled “Special Sales Charge Arrangements and Waivers” and in the section “How to Buy Shares” beginning on page 90 in the Fund’s Statement of Additional Information.
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None
...
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	1%	None	None
Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class Y
Management Fees	0.10%	0.10%	0.10%	0.10%
...
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None
...
Other Expenses	0.23%	0.22%	0.23%	0.22%
...
Acquired Fund Fees and Expenses	0.66%	0.66%	0.66%	0.66%
...
Total Annual Fund Operating Expenses	1.24%	1.98%	1.49%	0.98%
...
Fee Waiver and/or Expense Reimbursement[2]	(0.04)%	(0.04)%	(0.04)%	(0.04)%
...
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	1.94%	1.45%	0.94%
1.	Expenses have been restated to reflect current fees.
2.	After discussions with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.04% as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time
Important Notice: The Securities and Exchange Commission will permit funds to deliver shareholder reports electronically beginning January 1, 2021. At that time, OppenheimerFunds will send a notice, either by mail or email, each time your fund’s updated report is available on our website (oppenheimerfunds.com). Investors enrolled in electronic delivery will receive the notice by email, with links to the updated report. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option free of charge by calling 1.800.225.5677.

periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the first year only. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:
	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$691	$944	$1,217	$1,994	$691	$944	$1,217	$1,994
...
Class C	$299	$623	$1,074	$2,325	$199	$623	$1,074	$2,325
...
Class R	$149	$470	$815	$1,789	$149	$470	$815	$1,789
...
Class Y	$96	$310	$540	$1,203	$96	$310	$540	$1,203
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio. During the semiannual period ended July 31, 2018, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.
Principal Investment Strategies. The Fund is a special type of mutual fund known as a “fund of funds” because it invests primarily in open-end funds (commonly referred to as “mutual funds”), closed-end funds, and exchange-traded funds (“ETFs”) managed by OFI Global Asset Management, Inc. (“OFI”) (collectively, the “Underlying Funds”) in order to obtain exposure to various asset classes, investment strategies and types of securities.
The Fund generally categorizes each Underlying Fund as an equity, fixed-income, or alternative fund based on its investment profile. The Fund typically allocates its assets among Underlying Funds, and within a predetermined percentage range for its assets in equity funds, as determined by the investment adviser in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. Under normal market conditions, the Sub-Adviser selects Underlying Funds based on its determination that they could provide total return for the Fund.
The Fund generally invests between 70% and 85% of its assets in equity funds. Such funds invest in equity securities of domestic and foreign companies, including small, medium and large market capitalization companies, and growth and value stocks. Equity securities include common stock, preferred stock, rights and warrants, and securities convertible into common stock. Foreign equities are securities of issuers outside of the United States, including issuers in emerging or developing markets. Underlying Funds investing primarily in real estate securities, listed infrastructure securities and master limited partnerships (“MLPs”) will be deemed to be “equity funds” for purposes of the Fund’s allocation strategy.
The Fund generally invests the remainder of its assets in a flexible combination of fixed-income and alternative funds. Fixed-income funds generally invest in fixed income instruments such as investment-grade debt securities, below-investment-grade high yield securities (or “junk” bonds), government and government-sponsored securities, corporate bonds, securitized products and inflation-protected debt securities. Alternative funds generally offer unique combinations of traditional equity securities and fixed-income securities or use alternative investment strategies that aim to offer diversification beyond traditional equity and fixed-income securities. The Fund is not required to invest its assets in any specified percentages of fixed-income or alternative funds. The Fund does not limit its investment in Underlying Funds that invest primarily in foreign securities.
The Fund’s investment in Underlying Funds is subject to any limitations imposed by the Investment Company Act of 1940 or any exemptive relief therefrom.
Under normal market conditions, the Fund allocates 15-25% of its assets based on a “tactical allocation” to the Underlying Funds and to other investments. The Fund’s tactical allocation strategy adjusts the asset mix to take advantage of temporary market conditions that may present opportunities. For this tactical allocation, the Fund may invest in money market securities or may invest additional assets in any of the Underlying Funds. The Fund may use derivatives to seek income or capital gain, hedge against the risks of other investments, hedge its cash position and manage the duration of the Fund’s portfolio. Options, futures, forward contracts and swaps are some of the types of derivatives the Fund can use. The Fund’s asset allocation targets may vary in particular cases and may change over time.
The Fund may temporarily exceed its percentage range for its assets in equity funds for short periods and may alter the percentage range when it deems appropriate. The Sub-Adviser will monitor the markets and allocate assets among the Underlying Funds based on changing market or economic conditions and investment opportunities. The Sub-Adviser monitors the Underlying Fund selections and periodically rebalances the Fund’s investments to bring them back within their asset allocation target ranges. In response to changing market or economic conditions, the Sub-Adviser may change any or all of the Underlying Funds managed by OFI, including using funds that may be created in the future, or change the Fund’s asset allocation target ranges at any time, in each case without prior approval from or notice to shareholders.
The Fund may hold a portion of its assets in cash, money market securities or other similar, liquid investments, including in shares of money market mutual funds in the Oppenheimer family of funds. This may also include shares of funds that provide exposure to inflation protected debt securities and short-term investment grade debt securities. This will also generally occur at times when there is an inability to immediately invest funds received from purchases of Fund shares or from redemptions of other investments, or to maintain liquidity.
Principal Risks. The price of the Fund’s shares can go up and down substantially. The value of the Fund’s investments may change because of broad changes in the markets in which the Underlying Funds invest, because of Underlying Fund investment selection or the Fund’s asset allocation, which could cause the Fund to underperform other funds with similar objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.
The following summarizes the risks that the Fund is subject to based on its investments in the Underlying Funds. The risks described below are risks to the Fund’s overall portfolio. These are generally different from the risks of any one Underlying Fund. While each Underlying Fund has its own particular risk characteristics, the strategy of allocating the Fund’s assets to different Underlying Funds may allow those risks to be offset to some extent.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund. There is no guarantee that the Fund or any Underlying Fund will achieve its investment objective. The Underlying Funds will each pursue their investment objectives and policies without the approval of the Fund. If an Underlying Fund were to change its investment objective or policies, the Fund may be forced to sell its shares of that Underlying Fund at a disadvantageous time.
Allocation Risk. The Fund’s ability to achieve its investment objective depends largely upon selecting the best mix of Underlying Funds. There is the risk that portfolio manager evaluations and assumptions regarding the Underlying Funds’ prospects may be incorrect in view of actual market conditions.
Management Risk. The alternative investment strategies, techniques and risk analyses, including the quantitative models that may be employed by the Sub-Adviser, may not produce the desired results. The Sub-Adviser may use quantitative models that measure individual securities or investments relative to each other, and such measurements may not always identify securities or investments that perform well in the future. The Sub-Adviser may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund. This risk may be heightened with respect to the Fund, as compared to funds employing traditional investment strategies and techniques.
Risks of Investing in Stocks. The value of the Fund’s portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.
The prices of individual stocks generally do not all move in the same direction at the same time. A variety of factors can negatively affect the price of a particular company’s stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized (for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry), fund share values may fluctuate more in response to events affecting the market for those types of securities.
Risks of Other Equity Securities. Most convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Some convertible preferred stocks have a conversion or call feature that allows the issuer to redeem the stock before the conversion date, which could diminish the potential for capital appreciation on the investment. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. Preferred stock generally ranks behind debt securities in claims for dividends and assets of the issuer in a liquidation or bankruptcy. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than that of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Risks of Small- and Mid-Cap Companies. Small-cap companies may be either established or newer companies, including “unseasoned” companies that have typically been in operation for less than three years. Mid-cap companies are generally companies that have completed their initial start-up cycle, and in many cases have established markets and developed seasoned market teams. While smaller companies might offer greater opportunities for gain than larger companies, they also may involve greater risk of loss. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Small- and mid-cap companies’ securities may trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-cap companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Small- and mid-cap companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. It may take a substantial period of time before the Fund realizes a gain on an investment in a small- or mid-cap company, if it realizes any gain at all.
Risks of Investing in Debt Securities. Debt securities may be subject to interest rate risk, duration risk, credit risk, credit spread risk, extension risk, reinvestment risk, prepayment risk and event risk. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and therefore, those debt securities may be worth less than the amount the Underlying Fund paid for them or valued them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are near historic lows. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Underlying Fund’s income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer’s credit rating, for any reason, can also reduce the market value of the issuer’s securities. “Credit spread” is the difference in yield between securities that is due to differences in their credit quality. There is a risk that credit spreads may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Underlying Fund’s lower-rated and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Underlying Fund might have difficulty selling them promptly at an acceptable price. Extension risk is the risk that an increase in interest rates could cause prepayments on a debt security to occur at a slower rate than expected. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security’s call date. Such a decision by the issuer could have the effect of lengthening the debt security’s expected maturity, making it more vulnerable to interest rate risk and reducing its market value. Reinvestment risk is the risk that when interest rates fall the Underlying Fund may be required to reinvest the proceeds from a security’s sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds. Prepayment risk is the risk that the issuer may redeem the security prior to the expected maturity or that borrowers may repay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the expected maturity. The Underlying Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Event risk is the risk that an issuer could be subject to an event, such as a buyout or debt restructuring, that interferes with its ability to make timely interest and principal payments and cause the value of its debt securities to fall.
Fixed-Income Market Risks. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Underlying Fund may not be able to readily sell bonds at the prices at which they are carried on the Underlying Fund’s books and could experience a loss. If the Underlying Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices, particularly for lower-rated and unrated securities. An unexpected increase in redemptions by the Underlying Fund shareholders (including requests from shareholders who may own a significant percentage of the Underlying Fund’s shares), which may be triggered by general market turmoil or an increase in interest rates, as well as other adverse market and economic developments, could cause the Underlying Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Underlying Fund’s share price and increase the Underlying Fund’s liquidity risk, Underlying Fund expenses and/or taxable distributions, if applicable. As of the date of this prospectus, interest rates in the U.S. are near historically low levels, increasing the exposure of bond investors to the risks associated with rising interest rates.
Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets. Under some circumstances, those concerns may cause reduced liquidity in certain debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all). A lack of liquidity or other adverse credit market conditions may hamper the Underlying Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.
Risks of Below-Investment-Grade Securities. As compared to investment-grade debt securities, below-investment-grade debt securities (also referred to as “junk” bonds), whether rated or unrated, may be subject to greater price fluctuations and increased credit risk, as the issuer might not be able to pay interest and principal when due, especially during times of weakening economic conditions or rising interest rates. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk. The market for below-investment-grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Risks of Growth Investing. If a growth company’s earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.
Risks of Value Investing. Value investing entails the risk that if the market does not recognize that a fund’s securities are undervalued, the prices of those securities might not appreciate as anticipated. A value approach could also result in fewer investments that increase rapidly during times of market gains and could cause a fund to underperform funds that use a growth or non-value approach to investing. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor or when markets are unstable, the securities of “value” companies may underperform the securities of “growth” companies.
Risks of Foreign Investing. Foreign securities are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund’s net assets may change on days when you will not be able to purchase or redeem the Fund’s shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to only limited or no regulatory oversight.
Risks of Developing and Emerging Markets. Investments in developing and emerging markets are subject to all the risks associated with foreign investing, however, these risks may be magnified in developing and emerging markets. Developing or emerging market countries may have less well-developed securities markets and exchanges that may be substantially less liquid than those of more developed markets. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, and governments of developing or emerging market countries may also be more unstable than the governments of more developed countries. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Developing or emerging market countries also may be subject to social, political or economic instability. The value of developing or emerging market countries’ currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures, and practices such as share blocking. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in securities of issuers in developing or emerging market countries may be considered speculative.
Eurozone Investment Risks. Certain of the regions in which the Fund may invest, including the European Union (EU), currently experience significant financial difficulties. Following the global economic crisis that began in 2008, some of these countries have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank (ECB) or other governments or institutions, and failure to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those and other European countries. In addition, countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to implement their own economic policies, and could voluntarily abandon, or be forced out of, the euro. Such events could impact the market values of Eurozone and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies, and create more volatile and illiquid markets. Additionally, the United Kingdom’s intended departure from the EU, commonly known as “Brexit,” may have significant political and financial consequences for Eurozone markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the United Kingdom.
Risks of Derivative Investments. Derivatives held by the Fund or an Underlying Fund may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The Fund or an Underlying Fund may also lose money on a derivative instrument if the issuer or counterparty fails to pay the amount due. Certain derivative instruments may be illiquid, making it difficult to close out an unfavorable position.

Derivative investments can increase portfolio turnover and transaction costs. As a result of these risks, the Fund or an Underlying Fund could realize little to no income or lose money from its investment, or a hedge might be unsuccessful. In addition, under new rules enacted and currently being implemented under financial reform legislation, certain over-the-counter derivatives are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction with a clearinghouse may entail further risks and costs.
Risks of Alternative Asset Classes. Some of the Underlying Funds seek investments in asset classes that are expected to perform differently from primary equity and fixed-income investments. Those asset classes may be volatile or illiquid however, particularly during periods of market instability, and they may not provide the expected uncorrelated returns.
Affiliated Portfolio Risk. In managing the Fund, the Manager and the Sub-Adviser will have authority to select and substitute Underlying Funds. The Manager and Sub-Adviser may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to each by some Underlying Funds for its advisory services are higher than the fees paid by other Underlying Funds. However, the Manager and Sub-Adviser monitor the investment process to seek to identify, address and resolve any potential issues.
Who Is the Fund Designed For? The Fund is designed primarily for investors seeking total return. Because some Underlying Funds generally invest a substantial portion of their assets in stocks, those investors should be willing to assume the risks of share price fluctuations that are typical for substantial stock investments. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Fund’s Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance (for Class A Shares) from calendar year to calendar year and by showing how the Fund’s average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. The Fund’s past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Sales charges and taxes are not reflected in the bar chart and if those charges were included, returns would be less than those shown. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund’s website: https://www.oppenheimerfunds.com/fund/PortfolioSeriesActiveAllocationFund
Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 17.73% (2nd Qtr 09) and the lowest return for a calendar quarter was -13.39% (3rd Qtr 11). For the period from January 1, 2018 to December 31, 2018 the return before sales charges and taxes was -9.66%.

The following table shows the average annual total returns for each class of the Fund’s shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.
The Fund has changed its benchmarks from the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index to the MSCI ACWI Index and the Bloomberg Barclays Global Aggregate Bond Index, Hedged. The Fund believes the new benchmarks are a more appropriate measure of the Fund’s performance. The Fund will not show performance for the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index in its next annual update.
Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	10 Years
Class A Shares (inception 04/05/05)
Return Before Taxes	(14.85)%	1.81%	7.60%
Return After Taxes on Distributions	(15.26)%	1.37%	7.16%
Return After Taxes on Distributions and Sale of Fund Shares	(8.57)%	1.25%	6.03%
...
Class C Shares (inception 04/05/05)	(11.19)%	2.25%	7.43%
...
Class R Shares (inception 04/05/05)	(9.88)%	2.75%	8.00%
...
Class Y Shares (inception 04/05/05)	(9.41)%	3.27%	8.57%
...
MSCI ACWI	(9.42)%	4.26%	9.46%
(reflects no deduction for fees, expenses, or taxes)
...
Bloomberg Barclays Global Aggregate Bond Index, Hedged	1.76%	3.44%	3.78%
(reflects no deduction for fees, expenses, or taxes)
...
80% MSCI ACWI/20% Bloomberg Barclays Global Aggregate Bond Index, Hedged	(7.16)%	4.21%	8.50%
(reflects no deduction for fees, expenses, or taxes)
...
S&P 500 Index	(4.38)%	8.49%	13.12%
(reflects no deduction for fees, expenses, or taxes)
...
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%
(reflects no deduction for fees, expenses, or taxes)
Investment Adviser. OFI Global Asset Management, Inc. (the “Manager”) is the Fund’s investment adviser. OppenheimerFunds, Inc. (the “Sub-Adviser”) is its sub-adviser.
Portfolio Manager. Jeffrey Bennett, CFA, has been portfolio manager and a Vice President of the Fund since February 2018.
Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000. Traditional and Roth IRA, Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500. For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment. Once your account is open, subsequent purchases may be made in any amount.
Shares may be purchased and redeemed on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail at the address on the back cover, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677 on any regular business day.
Share transactions may be paid by check, by Federal funds wire or directly from or into your bank account.
Taxes. Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes, unless your shares are held in a tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Sub-Adviser, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For More Information About Oppenheimer Portfolio Series Active Allocation Fund
You can access the Fund’s prospectus and SAI at https://www.oppenheimerfunds.com/fund/PortfolioSeriesActiveAllocationFund. You can also request additional information about the Fund or your account:
Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)
...
Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For requests by courier or express mail: OppenheimerFunds Services 6803 S. Tucson Way Centennial, CO 80112-3924
...
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com
PR0550.001.0219